UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington,  D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 30, 2017

Sanchez Midstream Partners LP

(Exact name of registrant as specified in its charter)

Delaware	001-33147	11-3742489
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

1000 Main Street, Suite 3000
Houston, TX	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 783-8000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01                                           Entry into a Material Definitive Agreement.

Purchase and Sale Agreement

On June 30, 2017, SEP Holdings IV, LLC (the “Seller”), a wholly-owned subsidiary of Sanchez Midstream Partners LP (the “Partnership”), entered into that certain Purchase and Sale Agreement (the “Purchase Agreement”) with Sendero Petroleum, LLC (“Buyer”) pursuant to which the Seller has agreed to sell to the Buyer, effective as of the closing date, specified oil and gas wells, leases and other associated assets and interests located in Texas for cash consideration of $6,250,000, subject to adjustment for title and environmental defects.  In addition, the Buyer has agreed to assume all obligations relating to the assets, including all plugging and abandonment costs relating to the assets.

The Purchase Agreement contains customary representations and warranties by the Seller and the Buyer, and the Seller and the Buyer have agreed to customary indemnities relating to breaches of representations, warranties and covenants and the payment of assumed and excluded obligations.  The transaction contemplated by the Purchase Agreement is anticipated to close during the third quarter of 2017, subject to the accuracy of the representations and warranties of the parties in the Purchase Agreement, compliance by the parties with the covenants contained therein, no litigation restraining a party’s ability to consummate the transaction, and the obtainment of any material consents and approvals.

The foregoing description of the Purchase Agreement is a summary and is qualified in its entirety by the full text of the Purchase Agreement, which will be filed by the Partnership in its next quarterly report on Form 10-Q.

Item 8.01                                           Other Events.

In connection with the Purchase Agreement, the Partnership issued a press release on July 5, 2017 announcing the transaction.  A copy of the press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

Exhibit No.Exhibit

           99.1Press Release, dated July 5, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANCHEZ MIDSTREAM PARTNERS LP

	By:	Sanchez Midstream Partners GP LLC,
its general partner

Date: July 5, 2017	By:	/s/ Charles C. Ward
Charles C. Ward
Chief Financial Officer

Exhibit Index

Exhibit No.	Exhibit

99.1	Press Release, dated July 5, 2017